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                                                                    EXHIBIT 24.1



                        POWER OF ATTORNEY WITH RESPECT TO
                     ANNUAL REPORT OF VISTEON CORPORATION ON
                 FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000


     Each of the undersigned, a director or officer of VISTEON CORPORATION, appoints each of D. R. Coulson, P. G. Pfefferle, S. L. Fox, J. B. Knoll and J.
G. Witkowski as his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable VISTEON CORPORATION to comply with the Securities Exchange Act of 1934, and any requirements of the Securities and Exchange Commission, in connection with the Annual Report of VISTEON CORPORATION on Form 10-K for the year ended December 31, 2000 and any and all amendments thereto, including, but not limited to, power and authority to sign his or her name (whether on behalf of VISTEON CORPORATION, or as a director or officer of VISTEON CORPORATION, or by attesting the seal of VISTEON CORPORATION, or otherwise) to such instruments and to such Annual Report and any amendments thereto, and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

     Each of the undersigned has signed his or her name as of the 27th day of February, 2000.



     /s/ Peter J. Pestillo                 /s/ William H. Gray
     --------------------------            ----------------------------
     Peter J. Pestillo                     William H. Gray, III


     /s/ Steven K. Hamp                    /s/ Robert H. Jenkins
     --------------------------            ----------------------------
     Steven K. Hamp                        Robert H. Jenkins


     /s/ Charles L. Schaffer               /s/ Robert M. Teeter
     --------------------------            ----------------------------
     Charles L. Schaffer                   Robert M. Teeter


     /s/ Michael F. Johnston               /s/ Daniel R. Coulson
     --------------------------            ----------------------------
     Michael F. Johnston                   Daniel R. Coulson


     /s/ Philip G. Pfefferle
     --------------------------
     Philip G. Pfefferle